DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Premier International Opportunities Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier International Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and similar management policies as the Fund. The Fund is a series of Dreyfus Premier Value Equity Funds (the "Trust") and the Acquiring Fund is a series of Dreyfus Growth and Value Funds, Inc.

          The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Trust's Board of Trustees approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, normally invests at least 80% of its assets in stocks, and focuses on the stocks of foreign companies which Dreyfus considers to be value companies. Dreyfus believes that the proposed reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

June 30, 2004

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER INTERNATIONAL VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier International Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about September 24, 2004 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Premier International Opportunities Fund (the "Fund"). The Fund will then cease operations. You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets and lower total fund operating expenses than the Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio. Other potential benefits are described in this Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek long-term capital growth. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests at least 80% of its assets in stocks and focuses on foreign issuers which Dreyfus considers to be value companies. The Fund normally can be expected to invest up to 35% of its total assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. For each fund, Dreyfus identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Fund and Acquiring Fund focus on value, business health and momentum. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 1.00% of the value of the respective fund's average daily net assets.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE FUND RECOMMEND I VOTE?

The Board has determined that reorganizing the Fund into another fund managed by Dreyfus, that has the same investment objective and similar investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund with lower total fund operating expenses. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio.

The Board of Trustees believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Premier International Opportunities Fund (the "Fund"), a series of Dreyfus Premier Value Equity Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, September 8, 2004, at 2:00 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier International Value Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc., in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on July 1, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees John B. Hammalian Secretary

New York, New York
June 30, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND
(A Series of Dreyfus Premier Value Equity Funds)

To and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER INTERNATIONAL VALUE FUND
(A Series of Dreyfus Growth and Value Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
June 30, 2004

Special Meeting of Shareholders
To Be Held on Wednesday, September 8, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier Value Equity Funds (the "Trust") on behalf of Dreyfus Premier International Opportunities Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, September 8, 2004, at 2:00 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 1, 2004 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier International Value Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A, B, C, R and T shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares, Class C shares, Class R shares or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated June 30, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same primary portfolio manager and investment objectives and similar investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated January 1, 2004, Annual Report for its fiscal year ended August 31, 2003 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended February 29, 2004 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended October 31, 2003, and Semi-Annual Report for the six months ended April 30, 2004, please call your financial adviser, or call 1-800-554-4611, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of May 28, 2004, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class R Shares Outstanding	Class T Shares Outstanding
572,230	264,803	422,486	2,041	12,716

           Proxy materials will be mailed to shareholders of record on or about July 10, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Board Members for the Acquiring Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Company, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated as a series of the Trust and cease operations.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

          The Trust's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have identical investment goals and similar investment approaches. The Fund and the Acquiring Fund seek long-term capital growth. This investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          The Fund and the Acquiring Fund ordinarily invest most of their respective assets in equity securities of companies located throughout the world. Each fund focuses on the stocks of foreign companies which Dreyfus considers to be value companies. Value companies are those companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price. Under normal circumstances, the Fund invests at least 80% of its assets in stocks, and in companies in at least three foreign countries. The Fund normally can be expected to invest up to 35% of its total assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries.

          The Acquiring Fund ordinarily invests most of its assets in securities of foreign issuers which Dreyfus considers to be value companies. The Acquiring Fund typically invests in companies in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase. The Acquiring Fund focuses on investments in developed countries, but may invest in the securities of issuers located in emerging countries.

          Each fund's equity investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter, depositary receipts for stocks and other securities having the characteristics of stock (such as an equity or ownership interest in a company). The Fund and the Acquiring Fund normally invest at least 80% of their assets in stocks.

          Each fund's investment approach is value oriented and research driven. In selecting stocks for the Fund and the Acquiring Fund, Dreyfus identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, each fund focuses on three key factors:

•	value, or how a stock is valued relative to its intrinsic worth based on traditional value measures;

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity; and

•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

          The Fund's portfolio manager employs strict risk control guidelines with respect to portfolio, country, and sector diversification, which, under normal market conditions, are as follows:

•	portfolio diversification—no single issue will account for more than 5% of the market value of the Fund's portfolio, nor will any single portfolio holding account for more than 5% of the outstanding common stock of any one corporation held by the Fund;

•	country diversification—the Fund will be invested in at least 12-15 countries; and country weightings will deviate from the weightings of the Fund's benchmark index only within specific percentage ranges established by the portfolio manager; and

•	sector diversification—the weighting in any one sector will be no more than the greater of ten percentage points above the weighting of that sector in the Morgan Stanley Capital International All Country World Index (ex-United States Free), an unmanaged, capitalization-weighted index of the stocks of companies located in 49 developing and emerging markets and worldwide, or 30%.

          The Fund and the Acquiring Fund typically sell a stock when it is no longer considered a value company, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

          The Fund and the Acquiring Fund may purchase or sell foreign currency exchange contracts for hedging purposes or to gain exposure to a foreign currency in an attempt to realize gains. In addition, each of the Fund and the Acquiring Fund may, but is not required to, use derivatives, such as options and futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. Each of the Acquiring Fund and the Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

          The Acquiring Fund and the Fund are diversified funds, which generally means that with respect to 75% of the Acquiring Fund's or Fund's total assets, the respective fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

          The Acquiring Fund is a separate series of the Company, which is a corporation organized under the laws of the State of Maryland. The Fund is a separate series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information.

          Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Foreign investment risk. The performance of the Acquiring Fund and the Fund will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

•	Emerging market risk. The Acquiring Fund primarily focuses on investments in developed markets, but the Acquiring Fund, along with the Fund, may invest in securities of issuers located in emerging markets which tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. (Acquiring Fund only) The Acquiring Fund invests in small and midsize companies which carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Value stock risk. Each fund ordinarily invests in what Dreyfus considers to be value companies. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, or sectors.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options and futures contracts (including those relating to securities, foreign currencies, indexes or interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Short sale risk. Each fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies—Share Class Charges" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of March 31, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of March 31, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least August 31, 2005, so that total annual operating expenses of each Class of shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the lesser of the total annual operating expenses of such Class of shares as of August 31, 2004 (the Acquiring Fund's fiscal year end) and the total annual operating expenses of the corresponding Class of Fund shares (after expense reimbursement) set forth below.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                               Pro Forma After
                                                                               Reorganization
                                         Fund           Acquiring Fund         Acquiring Fund
                                        Class A            Class A                Class A
                                     ----------------   ----------------       ----------------
Management fees                          1.00%              1.00%                  1.00%
Shareholder services fee                 .25%                .25%                   .25%
Rule 12b-1 fee                           none                none                   none
Other expenses                           1.19%               .20%                   .20%
                                     ----------------   ----------------       ----------------
Total                                    2.44%               1.45%                 1.45%
Fee waiver and/or expense               (0.44)%              none                   none
reimbursement
Net operating expenses                   2.00%               1.45%                 1.45%

                                                                               Pro Forma After
                                                                               Reorganization
                                         Fund           Acquiring Fund         Acquiring Fund
                                        Class B            Class B                 Class B
                                     ----------------   ----------------       ----------------
Management fees                         1.00%               1.00%                 1.00%
Shareholder services fee                 .25%                .25%                  .25%
Rule 12b-1 fee                           .75%                .75%                  .75%
Other expenses                           1.27%               .25%                  .28%
                                     ----------------   ----------------       ----------------
Total                                    3.27%               2.25%                 2.28%
Fee waiver and/or expense               (0.52)%              none                 (0.03)%
reimbursement
Net operating expenses                   2.75%               2.25%                 2.25%

                                                                               Pro Forma After
                                                                               Reorganization
                                         Fund           Acquiring Fund         Acquiring Fund
                                        Class C            Class C                 Class C
                                     ---------         --------------        ----------------
Management fees                          1.00%              1.00%                 1.00%
Shareholder services fee                 .25%                .25%                  .25%
Rule 12b-1 fee                           .75%                .75%                  .75%
Other expenses                           1.19%              .13%                   .16%
                                     ---------         --------------        ----------------
Total                                    3.19%              2.13%                  2.16%
Fee waiver and/or expense               (0.44)%              none                 (0.03)%
reimbursement
Net operating expenses                   2.75%              2.13%                  2.13%

                                                                             Pro Forma After
                                                                             Reorganization
                                        Fund           Acquiring Fund         Acquiring Fund
                                      Class R           Class R                  Class R
                                     ---------         --------------        ----------------
Management fees                        1.00%            1.00%                    1.00%
Shareholder services fee               none             none                     none
Rule 12b-1 fee                         none             none                     none
Other expenses                         1.08%            .08%                     .08%
--------------                       ---------         --------------        ----------------
Total                                  2.08%            1.08%                    1.08%
Fee waiver and/or expense             (0.33)%           none                    none
reimbursement
Net operating expenses                 1.75%            1.08%                    1.08%

                                                                             Pro Forma After
                                                                             Reorganization
                                        Fund           Acquiring Fund         Acquiring Fund
                                      Class T           Class T                  Class T
                                     ---------         --------------        ----------------
Management fees                          1.00%            1.00%                    1.00%
Shareholder services fee                 .25%              .25%                    .25%
Rule 12b-1 fee                           .25%              .25%                    .25%
Other expenses                           1.40%             .19%                    .23%
--------------                       ---------         --------------        ----------------
Total                                    2.90%            1.69%                    1.73%
Fee waiver and/or expense               (.65)%             none                   (0.04)%
reimbursement
Net operating expenses                   2.25%            1.69%                    1.69%

Expense example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three,- five- and ten-years examples for the Fund and for Class B, C and T shares of the Acquiring Fund Pro Forma After Reorganization are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual return and expenses will be different, the example is for comparison only.

                                  Fund                                         Acquiring Fund
            -------------------------------------------------       -------------------------------------------------------
            Class A    Class B    Class C   Class R   Class T       Class A     Class B      Class C    Class R   Class T
             Shares    Shares*     Shares*   Shares     Shares      Shares      Shares*      Shares*    Shares    Shares
             ------    ------      ------    ------     ------       ------     ------       ------     ------    ------

1 Year      $766     $678/        $378/        $178     $668        $714      $628/        $316/       $110        $614
                     $278         $278                                        $228         $216

3 Years     $1,252   $1,258/      $942/        $620     $1,249      $1,007    $1,003/      $667/       $343        $959
                     $958         $942                                        $703         $667

5 Years     $1,763   $1,863/      $1,631/      $1,088   $1,855      $1,322    $1,405/      $1,144/     $595        $1,326
                     $1,663       $1,631                                      $1,205       $1,144

10 Years    $3,160   $3,168**/    $3,464/      $2,384   $3,484      $2,210    $2,199**/    $2,462/     $1,317      $2,358
                     $3,168**     $3,464                                      $2,199**     $2,462

                           Acquiring Fund
                  Pro Forma After Reorganization
           ---------------------------------------------------------
           Class A     Class B      Class C     Class R      Class T
           Shares      Shares*      Shares*     Shares       Shares
           ------      ------       ------      ------       ------

1 Year     $714        $628/        $316/       $110          $614
                       $228         $216

3 Years    $1,007      $1,009/      $673/       $343          $967
                       $709         $673

5 Years    $1,322      $1,417/      $1,157/     $595          $1,343
                       $1,217       $1,157

10 Years   $2,210      $2,213**/    $2,491/     $1,317        $2,396
                       $2,213**     $2,491

__________

*	With redemption/without redemption.
**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown would have been lower. Each table compares the average annual total returns of the respective fund's Class A, Class B, Class C, Class R and Class T shares to those of the Morgan Stanley Capital International All Country World Index (ex-United States Free) ("MSCI ACWI ex-US Free Index"), an unmanaged index that provides a broad measure of international stock performance which is the Fund's benchmark index, as well as to those of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"), an unmanaged index that provides a broad measure of foreign stock performance of companies located in European, Asian and Pacific Basin countries, which is the Acquiring Fund's benchmark index. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

           After-tax performance is shown only for Class A shares. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                   +10.35   +9.04    +9.94   +25.73    -4.06   -12.94    -11.23   +38.63
----------------------------------------------------------------------------------------
    '94      '95    '96      '97      '98     '99       '00      '01      '02      '03

Best Quarter:          Q2 '03             +21.71%
Worst Quarter:         Q3 '02             -20.49%

The year-to-date total return for Class A shares of the Acquiring Fund as of 3/31/04 was 5.20%.

Acquiring Fund
Average annual total returns as of 12/31/03

Share Class/
Inception Date                    1 Year          5 Years       Since Inception
--------------------------------------------------------------------------------
Class A (9/29/95)
returns before taxes              30.71%           4.03%             6.27%
                              --------------------------------------------------

Class A
returns after taxes on
distributions                     30.74%           3.22%             5.33%
                              --------------------------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                       20.41%           3.11%             4.99%
                              --------------------------------------------------

Class B (11/15/02)
Returns before taxes              33.39%            N/A             28.61%
                              --------------------------------------------------

Class C (11/15/02)
Returns before taxes              36.70%            N/A             32.30%
                              --------------------------------------------------

Class R (11/15/02)
Returns before taxes              38.85%            N/A             33.47%
                              --------------------------------------------------

Class T (11/15/02)
Returns before taxes              30.66%            N/A             26.38%
                              --------------------------------------------------

MSCI ACWI ex-US Free(R)Index
reflects no deduction for
fees, expenses or taxes           41.41%           1.55%            4.10%*
                              --------------------------------------------------

MSCI EAFE(R)Index
reflects no deduction for
fees, expenses or taxes           38.59%           -0.05%           3.65%*
                              --------------------------------------------------

__________

*	Based on inception of Class A. For comparative purposes, the value of the index on 9/30/95 is used as the beginning value on 9/29/95.

Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                         +27.29   -3.02   -14.52   -11.65   +36.02
----------------------------------------------------------------------------------
    '94      '95    '96     '97    '98    '99      '00      '01     '02      '03

Best Quarter:         Q2 '03          +19.60%
Worst Quarter:        Q3 '02          -20.33%

The year-to-date total return for Class A shares of the Fund as of 3/31/04 was 4.64%.

Fund
Average annual total returns as of 12/31/03

Share Class/
Inception Date                    1 Year          5 Years       Since Inception
--------------------------------------------------------------------------------
Class A (3/31/98)
returns before taxes              28.14%           3.62%             2.45%
                              --------------------------------------------------

Class A
returns after taxes on
distributions                     28.16%           2.85%             1.74%
                              --------------------------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                       18.71%           2.82%             1.83%
                              --------------------------------------------------

Class B (3/31/98)
returns before taxes              30.68%           3.65%             2.50%
                              --------------------------------------------------

Class C (3/31/98)
returns before taxes              33.64%           4.00%             2.67%
                              --------------------------------------------------

Class R (3/31/98)
returns before taxes              37.39%           5.30%             3.92%
                              --------------------------------------------------

Class T  (3/1/00)
returns before taxes              32.69%           N/A               0.98%
                              --------------------------------------------------

MSCI ACWI ex-US Free(R)Index
reflects no deduction for
fees, expenses or taxes           41.41%           1.55%            1.47%*
                              --------------------------------------------------

MSCI EAFE(R)Index
reflects no deduction for
fees, expenses or taxes           38.59%           -0.05%           0.74%*
                              --------------------------------------------------

__________

*	Based on inception of Classes A, B, C and R.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. D. Kirk Henry has been the Fund's and Acquiring Fund's primary portfolio manager since June 2002. Mr. Henry has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management LLC, an affiliate of Dreyfus, since 1994.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Company, each fund has different Board members. None of the Board members of the Trust or the Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Company, see Exhibit B.

           Capitalization. The Fund and the Acquiring Fund have each classified their shares into five classes - Class A, Class B, Class C, Class R and Class T. The following table sets forth as of March 31, 2004 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                 Pro Forma After
                                                                 Reorganization
                                Fund          Acquiring Fund     Acquiring Fund
                               Class A           Class A            Class A
                               -------        ---------------    ---------------
Total net assets               $6,798,914.29   $465,098,248.64    $471,897,162.93
Net asset value per               $13.31          $17.39              $17.39
  share
Shares outstanding              510,681.135    26,738,864.100      27,129,730.455

                                                                   Pro Forma After
                                                                   Reorganization
                                  Fund          Acquiring Fund     Acquiring Fund
                                 Class B           Class B            Class B
                                 -------        ---------------    ---------------
Total net assets                $3,456,968.76  $5,353,927.62       $8,810,896.38
Net asset value per                 $12.85        $17.20               $17.20
  share
Shares outstanding               269,037.676    311,191.546         512,187.717

                                                                     Pro Forma After
                                                                     Reorganization
                                  Fund          Acquiring Fund       Acquiring Fund
                                 Class C           Class C                Class C
                                 -------        ---------------      ---------------
Total net assets                $5,227,020.63   $15,029,585.56       $20,256,606.19
Net asset value                    $12.84           $17.24                $17.24
  per share
Shares outstanding               407,162.396      871,591.616         1,174,837.855

                                                                     Pro Forma After
                                                                     Reorganization
                                  Fund          Acquiring Fund       Acquiring Fund
                                 Class R           Class R                Class R
                                 -------        ---------------      ---------------
Total net assets                $27,524.67     $20,835,437.67        $20,862,962.34
Net asset value per               $13.49           $17.40                $17.40
  share
Shares outstanding              2,041.121       1,197,438.732        1,199,021.187

                                                                     Pro Forma After
                                                                     Reorganization
                                  Fund          Acquiring Fund       Acquiring Fund
                                 Class T           Class T                Class T
                                 -------        ---------------      ---------------
Total net assets                $158,858.36    $892,494.99          $1,051,353.35
Net asset value per                $13.39        $17.12                 $17.12
  share
Shares outstanding               11,860.748    52,118.686             61,395.287

           Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Fund's and Acquiring Fund's Rule 12b-1 Plans, each fund pays Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares (there is no Rule 12b-1 Plan fee for Class A or Class R shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class (there is no Shareholder Services Plan fee for Class R shares) for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Fund is a separate series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a separate series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Company's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Company's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Trust's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, By-Laws and Maryland law, and the Fund, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

          The Board members of the Trust and the Company have concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each fund's Board believes that the Reorganization will permit shareholders of the respective fund to pursue the same investment goals in a larger combined fund without diluting such shareholders' interests. The funds have the same investment objectives and similar investment policies. As of March 31, 2004, the Fund had net assets of approximately $16 million and the Acquiring Fund had net assets of approximately $507 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets and lower total fund operating expenses, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

          The Board of the Company considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Boards of the Trust and the Company, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 24, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Classes of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the transfer agent of the Acquiring Fund.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust and the Company under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust and the Company.

          The total expenses of the Reorganization are expected to be approximately $73,325, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost of any such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $5,108.

          If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class A, Class B, Class C, Class R and Class T shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class R and Class T shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended October 31, 2003, the Fund has an unused capital loss carryforward of approximately $868,000. There are limitations to the amount of the carryforward that can be utilized in any one fiscal year, and any amount that cannot be utilized in any one fiscal year can be carried over to a succeeding fiscal year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different fiscal years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-06013).

          Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of May 28, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

                                                                                       Percentage of
                                                                                      --------------
                  Name and Address                                                  Outstanding Shares
                  ----------------                                                  ------------------
                                                                                     Before            After
                                                                                Reorganization       Reorganization
                                                                                --------------       --------------

Class A Shares
                  Pershing LLC                                                      19.50%              0.30%
                  Pershing Division - Transfer Dept.
                  P O Box 2052 7th Floor
                  Jersey City, NJ  07303-2052

                  Merrill Lynch, Pierce, Fenner & Smith For the Sole                19.11%              0.29%
                  Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  UBS Financial Services Inc.                                       6.62%               0.10%
                  Mutual Funds Department
                  1000 Harbor Blvd, 8th Floor
                  Weehawken, NJ  07086-6727

                  Nationwide Insurance Company Trust                                5.90%               0.09%
                  C/o IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029

Class B Shares
                  Merrill Lynch, Pierce, Fenner & Smith For the Sole                22.40%              4.98%
                  Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  Pershing LLC                                                      11.96%              2.66%
                  Pershing Division - Transfer Dept.
                  P O Box 2052 7th Floor
                  Jersey City, NJ  07303-2052

                  American Enterprise Investment                                    8.97%               1.99%
                  Mutual Funds Operations I9/190
                  PO Box 9446
                  Minneapolis, MN  55440-9446

                  First Clearing, LLC                                               6.98%               1.55%
                  10750 Wheat First Drive
                  Glen Allen, VA  23060-9245

                  National Financial Services                                       6.36%               1.41%
                  82 Devonshire Street
                  Boston, MA  02109-3605

                  Wells Fargo Investments LLC                                       5.76%               1.28%
                  Sixth and Marquette
                  Minneapolis, MN 55479-0001

Class C Shares
                  Merrill Lynch, Pierce, Fenner & Smith For the Sole                60.04%              7.84%
                  Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  HUBCO Regions Financial Corp.                                     5.42%               0.71%
                  Attn: Trust Operations 14th Floor
                  P.O. Box 830688

Class R Shares
                  SEI Private Trust Company                                          100%               0.07%
                  C/o Mellon Bank, N.A.
                  Attn: Mutual Funds
                  One Freedom Valley Drive
                  Oaks, PA 19456

Class T Shares
                  Circle Trust Company Custodian                                    27.10%              4.01%
                  FBO Goldk Omnibus Account
                  Metro Center
                  One Station Place
                  Stamford, CT 06902-6800

                  Circle Trust Company Custodian                                    16.53%              2.44%
                  MD PA Safe Harbor 401 K Plan
                  Metro Center
                  One Station Place
                  Stamford, CT 06902-6800

                  Circle Trust Company Custodian                                    9.08%               1.34%
                  FBP American Health Care
                  Metro Center
                  One Station Place
                  Stamford, CT 06902-6800

                  NFSC FEBO                                                         7.76%               1.15%
                  Premier Select Retirement Plan
                  NFSC/FMTC TTEE
                  Attn: Kim Wood
                  511 Congress Street
                  Portland, ME 04101-3482

          As of May 28, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                                                          Percentage of
                  Name and Address                                                      Outstanding Shares
                  ----------------                                                      -------------------
                                                                                   Before               After
                                                                                Reorganization       Reorganization
                                                                                --------------       --------------
Class A Shares

                  National Financial Services                                       21.99%             21.66%
                  82 Devonshire Street
                  Boston, MA  02109-3605

                  SEI Private Trust                                                 21.84%             21.51%
                  Mutual Funds Administrator
                  One Freedom Valley Drive
                  Oaks, PA 19456

                  Merrill Lynch, Pierce, Fenner & Smith                             11.06%             10.89%
                  For the Sole Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  Charles Schwab & Co Inc.                                          6.19%               6.10%
                  Reinvest Account
                  101 Montgomery St
                  San Francisco, CA  94104-4122

                  Boston Safe Deposit & Trust Co TTEE                               6.05%               5.96%
                  As Agent - Omnibus Account
                  Dreyfus Retirement Services
                  135 Santilli Hwy
                  Everett, MA  02149-1906

                  Chase Manhattan Bank TTEE FBO                                     5.14%               5.06%
                  Deloitte & Touche 401k Plan
                  3 Metrotech Center 6th Fl
                  Brooklyn, NY  11245-0001

Class B Shares
                  Bear Stearns                                                      19.77%             15.37%
                  Mutual Fund Dept.
                  1 Metro-Tech Center North, 4th Flr
                  Brooklyn, NY  11201-3870

                  Merrill Lynch, Pierce, Fenner & Smith For the Sole                13.51%             10.51%
                  Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  Pershing LLC                                                      7.87%               6.12%
                  Pershing Division - Transfer Dept.
                  P O Box 2052 7th Floor
                  Jersey City, NJ  07303-2052

                  American Enterprise Investment                                    7.38%               5.74%
                  Mutual Funds Operations I9/190
                  Po Box 9446
                  Minneapolis, MN  55440-9446

Class C Shares
                  Bear Stearns                                                      41.83%             36.36%
                  Mutual Fund Dept.
                  1 Metro-Tech Center North, 4th Flr
                  Brooklyn, NY  11201-3870

                  Merrill Lynch, Pierce, Fenner & Smith For the Sole                36.67%             31.88%
                  Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets Inc.                                     6.79%               5.90%
                  333 West 34th St - 3rd Floor
                  New York, NY  10001-2402

Class R Shares
                  Boston Safe Deposit & Trust Co TTEE                               43.16%             43.13%
                  As Agent - Omnibus Account
                  Dreyfus Retirement Services
                  135 Santilli Hwy
                  Everett, MA  02149-1906

                  The Bear Stearns Co Inc                                           26.22%             26.20%
                  Cash Or Deferred Compensation Plan
                  Custodial Trust Co
                  101 Carnegie Ctr
                  Princeton, NJ  08540-6231

                  Bear Stearns                                                      17.01%             17.00%
                  Mutual Fund Dept.
                  1 Metro-Tech Center North, 4th Flr
                  Brooklyn, NY  11201-3870

                  SEI Private Trust                                                 10.16%             10.15%
                  One Freedom Valley Drive
                  Oaks, PA 19456

Class T Shares
                  Pershing LLC                                                      23.87%             20.34%
                  Pershing Division - Transfer Dept.
                  P O Box 2052 7th Floor
                  Jersey City, NJ  07303-2052

                  Wells Fargo Investments LLC                                       18.57%             15.82%
                  Sixth and Marquette
                  Minneapolis, MN 55479-0001

                  Citigroup Global Markets Inc.                                     17.37%             14.80%
                  333 West 34th St - 3rd Floor
                  New York, NY  10001-2402

                  Merrill Lynch, Pierce, Fenner & Smith For the Sole                11.47%              9.77%
                  Benefit of Its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive East , Fl. 3
                  Jacksonville, FL 32246-6484

                  First Clearing, LLC                                               5.98%               5.10%
                  10750 Wheat First Drive
                  Glen Allen, VA  23060-9245

          As of May 28, 2004, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended October 31, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2003 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of May 5, 2004 (the "Agreement"), between DREYFUS PREMIER VALUE EQUITY FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND (the "Fund"), and DREYFUS GROWTH AND VALUE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER INTERNATIONAL VALUE FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares") and Class T shares ("Acquiring Fund Class T Shares" and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares the "Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a diversified series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                1.     THE REORGANIZATION.

                1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                2.     VALUATION.

                2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.3     The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share, Acquiring Fund Class R Share or Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

                2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                3.     CLOSING AND CLOSING DATE.

                3.1     The Closing Date shall be September 24, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C, Class R and Class T Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class R and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                4.     REPRESENTATIONS AND WARRANTIES.

                4.1     The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

                      (a)     The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                      (b)     The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Declaration of Trust") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound. (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                      (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended October 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                      (h)     Since October 31, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                      (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (j)     For each taxable year of its operation, (including the taxable year ending at the Closing Date) the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                      (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                      (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (n)     The proxy statement of the Trust (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                4.2     The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

                      (a)     The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, with power to carry out its obligations under this Agreement.

                      (b)     The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                      (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                      (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended August 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                      (g)     Since August 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                      (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                      (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                      (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                      (n)     The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                      (o)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

                5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                5.2     The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

                5.5     The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                 6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                6.1     All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                6.2     The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

                6.3     The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                 7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                7.1     All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                7.2     The Company shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Declaration of Trust and the 1940 Act.

                8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                9.     TERMINATION OF AGREEMENT; EXPENSES.

                9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

                10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Trust or of the Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                11.     MISCELLANEOUS.

                11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                11.4     This Agreement may be amended only by a signed writing between the parties.

                11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of the Trust's Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Trust and the Company have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER VALUE EQUITY FUNDS, on behalf of Dreyfus Premier International Opportunities Fund By: Stephen E. Canter, President

ATTEST:	John B. Hammalian, Secretary

DREYFUS GROWTH AND VALUE FUNDS, INC., on behalf of Dreyfus Premier International Value Fund By: Stephen E. Canter, President

ATTEST:	Michael A. Rosenberg, Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE ACQUIRING FUND

NName  (Age)                        Principal Occupation
Position with Fund (Since)          During Past 5 Years           Other Board Memberships and Affiliations
---------------------------         --------------------          ----------------------------------------

Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
(1995)                                                             processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member (1996)                 Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member (1993)                   Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member (1993)                   Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic, Director
                                    Consultant in Intellectual
                                      Property
T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member (1996)                                                  Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member (1996)                   Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND

          The undersigned shareholder of Dreyfus Premier International Opportunities Fund (the "Fund"), a series of Dreyfus Premier Value Equity Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 1, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:00 p.m., on Wednesday, September 8, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier International Value Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

               FOR               AGAINST               ABSTAIN
               /__/              /__/                  /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ ________________________ Signature(s) ________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2004

Acquisition of the Assets of

DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND
(A series of Dreyfus Premier Value Equity Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER INTERNATIONAL VALUE FUND
(A series of Dreyfus Growth and Value Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 30, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier International Opportunities Fund (the "Fund"), a series of Dreyfus Premier Value Equity Funds (the "Trust"), in exchange for Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier International Value Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2003.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 29, 2004.

4.	The Fund's Annual Report for the fiscal year ended October 31, 2003.

5.	The Fund's Semi-Annual Report for the six-month period ended April 30, 2004.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June 30, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated January 1, 2004 is incorporated herein by reference to the Company's Post-Effective Amendment No. 59 to its Registration Statement on Form N-1A, filed December 23, 2003 (File No. 33-51061). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated August 31, 2003, filed November 4, 2003, and its Semi-Annual Report dated February 29, 2004, filed April 27, 2004.

          The Fund's Statement of Additional Information dated March 1, 2004 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A, filed February 27, 2004 (File No. 33-06013). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended October 31, 2003.